UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2021 (May 11, 2021)

NATIONAL BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, VA 24060
(Address of principal executive offices)

(540) 951-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 11, 2021, National Bankshares, Inc. held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 6,398,620 shares of the Company’s common stock were entitled to vote as of March 10, 2021, the record date for the Annual Meeting.  There were 5,208,211 shares, or 81.40%, present at the Annual Meeting in person or by proxy which constituted a quorum, and the stockholders voted on three proposals.

Proposal No. 1 – Vote on Directors

The stockholders elected four Class 1 directors to serve a three-year term expiring at the Company’s 2024 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Lawrence J. Ball	3,576,500	55,670	1,575,153
Michael E. Dye	3,436,312	195,858	1,575,153
Mary G. Miller	3,342,767	289,403	1,575,153
Glenn P. Reynolds	3,476,075	156,095	1,575,153

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting:  F. Brad Denardo, John E. Dooley, Charles E. Green, III, Norman V. Fitzwater III, Mildred R. Johnson, William A. Peery and James C. Thompson.

Proposal No. 2 – Advisory (Non-Binding) Vote to Approve Named Executive Officer Compensation

The stockholders approved a non-binding advisory vote to approve the compensation of the Company’s named executive officers.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,366,319	209,203	57,535	1,575,153

Proposal No. 3 –Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders voted to ratify the Company’s Board of Directors’ appointment of Yount, Hyde & Barbour, P.C. to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2021.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,187,815	10,067	10,329	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date: May 12, 2021

By: /s/ F. Brad Denardo
F. Brad Denardo Chairman, President and CE

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